UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 31, 2011

INGEN TECHNOLOGIES, INC.
 (Exact name of registrant as specified in its charter)

Georgia	000-28704	84-1122431
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

35193 Avenue "A", Suite-C, Yucaipa, California	92399
(Address of principal executive offices)	(Zip Code)

(800) 259-9622
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On January 31, 2011, the Honorable Patricia A. Seitz, United States District Judge for the Southern District of Florida, signed a JUDGMENT OF PERMANENT INJUNCTION AND OTHER RELIEF AS TO DEFENDANT INGEN TECHNOLOGIES, INC.  The Judgment permanently enjoins the Company from violating Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 of the Securities and Exchange Commission (“SEC).  The Judgment also provides for disgorgement and a civil penalty, the amounts of which are to be determined once the SEC files a motion (not as yet filed).  The Judgment incorporates the Company’s Consent by reference.  The Court retained jurisdiction.  A full and complete copy of the Court’s Judgment is attached hereto as an exhibit and incorporated herein by this reference.

Item 9.01  Financial Statements and Exhibits

(d)       Exhibits

Exhibit 99.1  JUDGMENT OF PERMANENT INJUNCTION AND OTHER RELIEF AS TO DEFENDANT INGEN TECHNOLOGIES, INC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGEN TECHNOLOGIES, INC.

DATED: February 7, 2011	By:	/s/ Scott R. Sand
Scott R. Sand,
Chief Executive Officer